WARRANT EXCHANGE AGREEMENT

This Warrant Exchange Agreement (this “Agreement”) is made and entered into as of December 23, 2025 (the “Effective Date”), by and among Prenetics Global Limited, a Cayman Islands exempted company with limited liability (the “Company”), and the undersigned (the “Holder”). Capitalized terms used but not defined herein are used with the respective meanings assigned to them in the Existing Warrants (as defined below).

RECITALS

WHEREAS, on October 28, 2025, the Company consummated a best efforts public offering (the “Offering”) pursuant to which the Company issued and sold to certain accredited investors, including the Holder, (i) an aggregate of 2,722,642 Class A ordinary shares, par value $0.0015 per share (the “Ordinary Shares”), of the Company; (ii) Class A warrants (the “Class A Warrants”) to purchase up to an aggregate of 2,722,642 Ordinary Shares for $24.12 per share; and (iii) Class B warrants (the “Class B Warrants,” and together with the Class A Warrants, the “Existing Warrants”) to purchase up to an aggregate of 2,722,642 Ordinary Shares for $32.16 per share for a combined offering price of $16.08 per Ordinary Share and accompanying Class A Warrant and Class B Warrant;

WHEREAS, the Offering was made pursuant to an effective registration statement on Form F-3, as amended (File No.: 333-288824) (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “Commission”) on September 11, 2025, as supplemented by the preliminary prospectus supplement filed with the Commission on October 28, 2025 under Rule 424(b)(5) of the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, in connection with the transactions contemplated hereby, and subject to the terms and conditions set forth herein, the Holder has agreed to (i) consent to the consummation of such transactions and (ii) exchange (the “Exchange”) all of the Holder’s Existing Warrants, as set forth on the Holder’s signature page hereto, for new warrants in the form attached hereto as Annex A (the “Exchange Warrant”), at a ratio of two (2) Existing Warrants for one (1) Exchange Warrant (the “Exchange Ratio”), which Exchange Warrant shall entitle the Holder to purchase the number of Ordinary Shares set forth on such signature page (the “Exchange Warrant Shares”) at an exercise price of $18.00 per Ordinary Share, subject to adjustment as set forth in the Exchange Warrant, from the date of initial exercise through the second anniversary thereof.

NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
EXCHANGE

Section 1.1 Exchange of Existing Warrants. On the Closing Date (as defined below), subject to the satisfaction of the conditions to closing set forth below, effective as of and contingent upon the occurrence of the Closing on the basis and subject to the terms and conditions set forth in this Agreement, pursuant to Section 3(a)(9) of the Securities Act, the Holder shall convey, assign and transfer all of such Holder’s rights, title and interest in and to the Existing Warrants (including any claims the Holder may have against the Company related thereto) and assigns the same to the Company, in exchange for the Exchange Warrant, which shall be issued and delivered by the Company to the Holder (or its designee) in a number equal to the total number of Existing Warrants surrendered divided by two (2), rounded up to the nearest whole Exchange Warrant, at the address for delivery set forth on the signature page of the Holder attached hereto. From and after the Closing Date and concurrent consummation of the Exchange, each Existing Warrant held by the Holder shall: (A) be deemed cancelled; (B) have no force or effect; and (C) no longer constitute an outstanding security of the Company or entitle the Holder to any rights with respect to any of the Company’s securities. The Company and the Holder shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange (and cancellation) of the Existing Warrants and issuance of the Exchange Warrants.

Section 1.2 Closing. Subject to the conditions set forth in Section 1.3 and Section 1.4 below, the transactions contemplated hereby (including the Exchange) shall take place via the electronic exchange of documents, securities and signatures, no later than two (2) Business Days after the date hereof (or at such other time and place as the Company and the Holder mutually agree) (the “Closing” and the “Closing Date”).

Section 1.3 Conditions to the Holder’s Obligations at the Closing. The Holder’s obligation to consummate the transactions contemplated hereby is subject to the satisfaction (or waiver, at the sole option of the Holder), prior to or on the Closing Date, of each of the following conditions, in each case to the reasonable satisfaction of the Holder:

(a)The Company shall have duly executed and delivered to the Holder this Agreement and the Warrant Agent Agreement, between the Company and Continental Stock Transfer & Trust Company, a New York corporation, and the Company shall have duly executed and delivered to the Holder the Exchange Warrant.
(b)The Company shall have delivered to such Holder a certificate, in the form acceptable to such Holder, executed by the Secretary of the Company dated as of the Closing Date, as to (i) the resolutions as adopted by the Company’s board of directors approving this Agreement and the transactions contemplated hereby, (ii) the Certificate of Incorporation (as defined below) and (iii) the bylaws of the Company, each as in effect at the Closing.
(c)The representations and warranties of the Company set forth herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Holder shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect.
(d)The Exchange Warrant Shares (A) shall be listed (as applicable) on the Nasdaq Global Market (the “Principal Market”) and (B) except as otherwise disclosed in the Commission Documents (as defined below) with respect to the Principal Market, shall not have been suspended, as of the Closing Date, by the Commission or the Principal Market from trading on the Principal Market nor shall suspension by the Commission or the Principal Market have been threatened, as of the Closing Date, in writing by the Commission or the Principal Market.
(e)The Company shall have obtained all necessary governmental, regulatory or third-party consents and approvals, including without limitation, any consents or approvals required by the Principal Market, if any, necessary for the exchange of the Existing Warrants for the Exchange Warrants.
(f)No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or any governmental authority, agency, department, commission, board, bureau or other governmental body, whether federal, state, local or foreign (collectively, a “Governmental Entity”), of competent jurisdiction that prohibits the consummation of any of the transactions contemplated hereby.
(g)Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect (as defined below).
(h)The Company shall have filed with The Nasdaq Stock Market, to the extent required under the applicable listing rules thereof, a Listing of Additional Shares Notification with respect to the Exchange Warrant Shares.

(i)The Company shall have duly executed and delivered to the Company’s duly appointed transfer agent, and the transfer agent shall have acknowledged, an irrevocable transfer agent instruction letter in a form reasonably acceptable to the Holder.

(j)The Company shall have delivered to such Holder such other documents, instruments or certificates relating to the transactions contemplated by this Agreement, as such Holder or its counsel may reasonably request.

Section 1.4 Conditions to the Company’s Obligations to the Closing. The Company’s obligation to consummate the transactions contemplated hereby is subject to the satisfaction (or waiver, at the sole option of the Company), to the Company’s reasonable satisfaction, prior to or on the Closing Date, of each of the following conditions, in each case to the reasonable satisfaction of the Company:

(a)The representations and warranties of the Holder set forth herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.
(b)No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.
(c)All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.
(d)As soon as commercially practicable following the Closing Date, the Holder shall deliver the original certificate evidencing the Existing Warrants for cancellation on the Company’s books and records (or a duly executed and delivered lost warrant affidavit in form and substance reasonably acceptable to the Company).

ARTICLE II
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER

The Holder hereby makes the following representations, warranties and covenants, each of which is true and correct on the date hereof, and shall survive the consummation of the transactions contemplated hereby to the extent set forth herein:

Section 2.1 Existence and Power.

(a) The Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

(b) The Holder has all requisite power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder, and no further consent, approval or authorization is required by the Holder in order for the Holder to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

Section 2.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by the Holder and, assuming due execution and delivery by the Company, constitutes the legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally, and (b) general principles of equity.

Section 2.3 Section 3(a)(9). The Holder understands and agrees that the issuance of the Exchange Warrant and the Exchange Warrant Shares is intended to be exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereof. The Holder represents and warrants to the Company that: (i) the Holder is the sole legal and beneficial owner of the Existing Warrants identified on the Holder’s signature page hereto and has held such Existing Warrants continuously since their issuance; (ii) the Exchange, as it related to the Holder, is being made exclusively with the Holder and no other person; (iii) the Holder has not paid and will not pay any commission or remuneration, directly or indirectly, to any broker, dealer, finder or investment banker in connection with the Exchange; (iv) the Holder is not a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or a person associated with a broker or dealer) and is not participating, and will not participate, in the Exchange in a manner that would require the Exchange to be registered under the Securities Act; and (v) no additional consideration of any kind has been paid or given by the Holder in connection with the Exchange other than the surrender of the Existing Warrants.

Section 2.4 Title to Warrants. The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to its Existing Warrants, free and clear of any Liens (as defined below). The Holder has the full power and authority to transfer and dispose of the Existing Warrants and will deliver such Existing Warrants free and clear of any Lien other than restrictions under the Securities Act and applicable state securities laws and except as set forth herein the Holder has not, in whole or in part, (i) assigned, transferred, hypothecated, pledged or otherwise disposed of the Existing Warrants or its rights in such Existing Warrants, or (ii) given any person or entity any transfer order, power of attorney, vote, plan, pending proposal or other right of any nature whatsoever with respect to such Existing Warrants which would limit the Holder’s power to transfer the Existing Warrants hereunder. As used herein, “Liens” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

Section 2.5 Non-Contravention. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not (i) result in any violation of the provisions of the organizational documents of the Holder or (ii) constitute or result in a breach, violation, conflict or default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Holder is a party or by which the Holder is bound or to which any of the property or assets of the Holder is subject, or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Holder or any of its properties or cause the acceleration or termination of any obligation or right of the Holder, except in the case of clause (ii) above for such breaches, conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to materially adversely affect the ability of the Holder to perform its obligations hereunder.

Section 2.6 Investment Decision.

(a) (i) The Holder is a sophisticated investor acquiring the Exchange Warrants, and any shares underlying therein, in the ordinary course of its business and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Exchange Warrants and has so evaluated the merits and risks of investing in the Exchange Warrants, (ii) the Holder is able to bear the entire economic risk of investing in the Exchange Warrants, (iii) the Holder is investing in the Exchange Warrants with a full understanding of all of the terms, conditions and risks of such an investment and willingly assuming those terms, conditions and risks and (iv) the Holder has not relied on any statement or other information provided by any person concerning the Company, the Exchange or the Exchange Warrants.

(b) The Holder acknowledges that an investment in the Exchange Warrants involves a high degree of risk, and the Exchange Warrants are, therefore, a speculative investment. The Holder acknowledges that the terms of the Exchange have been established by negotiation between the Company and the Holder. The Holder acknowledges that the Company has not given any investment advice, rendered any opinion or made any representation to the Holder about the advisability of this decision or the potential future value of any of the Existing Warrants.

(c) The Holder has been given full and adequate access to information relating to the Company, including its business, finances and operations as the Holder has deemed necessary or advisable in connection with the Holder’s evaluation of the Exchange Warrants. The Holder has not relied upon any representations or statements made by the Company or its agents, officers, directors, employees or stockholders in regard to this Agreement or the basis thereof. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Exchange Warrants and is not relying on the Company or any of its affiliates for any such advice. The Holder has had the opportunity to review the Company’s filings with the Commission. The Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Holder has made an independent decision to exchange its Existing Warrants for Exchange Warrants and is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Exchange Warrants, and any shares underlying therein, and the transactions contemplated by this Agreement.

(d) The Holder (i) is not and has not never been an “affiliate” of the Company (as defined in Rule 144 under the Securities Act) or (ii) does not beneficial own (as that term is defined in the Exchange Act) more than 10% of the Company’s Ordinary Shares.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby makes the following representations, warranties and covenants each of which is true and correct on the date hereof and shall survive the consummation of the transactions contemplated hereby to the extent set forth herein.

Section 3.1 Existence and Power.

(a) The Company is duly incorporated, validly existing and in good standing under the laws of the Cayman Islands.

(b) The Company has all requisite power, authority and capacity to enter into this Agreement and consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of all of the Exchange Warrants, and any shares underlying therein, have been duly authorized by all necessary action on the part of the Company and its board of directors (or a duly authorized committee thereof) (the “Board of Directors”), and no further consent, approval or authorization is required by the Company or of its Board of Directors or its shareholders in order for the Company to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby, including, without limitation, the issuance of all of the Exchange Warrants, and any shares underlying therein, hereunder.

(c) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in any violation of the provisions of the Amended and Restated Memorandum and Articles of Association (or other organizational documents) of the Company or (ii) constitute or result in a breach, violation, conflict or default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or cause the acceleration or termination of any obligation or right of the Company, except in the case of clause (ii) above for such breaches, conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. As used in this Agreement, the term “Material Adverse Effect” shall mean a material adverse effect on the business, condition (financial or otherwise), properties or results of operations of the Party, or an event, change or occurrence that would materially adversely affect the ability of the Party to perform its obligations under this Agreement.

Section 3.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Holder, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally, and (b) general principles of equity.

Section 3.3 Valid Issuance; Available Shares. All issued and outstanding Ordinary Shares of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Schedule 3.3 sets forth the number of Ordinary Shares reserved for issuance pursuant to Ordinary Share Equivalents (which, for purposes of this Agreement, means any securities of the Company that are convertible into or exercisable or exchangeable for Ordinary Shares, whether or not then convertible, exercisable or exchangeable), other than the Existing Warrants and the Ordinary Shares previously reserved for issuance upon exercise of the Existing Warrants. Except as set forth on Schedule 3.3, and to the actual knowledge of the Company’s officers (which, for purposes of this Agreement, means the actual, current knowledge of those officers of the Company charged with responsibility for the matters described herein and without any duty of inquiry), no Person (which, for purposes of this Agreement, means any individual, corporation, partnership, limited liability company, trust, association, joint venture, governmental authority or other entity or organization) beneficially owns 10% or more of the Company’s issued and outstanding Ordinary Shares (calculated on the assumption that all Ordinary Share Equivalents, whether or not currently exercisable or convertible, have been fully exercised or converted, as applicable, after giving effect to any limitations on exercise or conversion (including any “blockers”) contained therein, and without conceding that any such Person is a “10% stockholder” for purposes of the federal securities laws).

Section 3.4 No Remuneration. Neither the Company nor any Person acting on its behalf has paid or given, directly or indirectly, any commission or other remuneration to any person in connection with, or for the purpose of soliciting or facilitating, the Exchange.

Section 3.5 Registration. The Company shall, following the Closing Date, prepare and file with the Commission by March 31, 2026 (the “Filing Deadline”) a registration statement on Form F-3 registering the resale of the Exchange Warrant Shares issuable upon exercise of the Exchange Warrants (the “New Registration Statement”). The Company shall use its commercially reasonable efforts to cause the New Registration Statement to be declared effective by the Commission as promptly as practicable following the Filing Deadline and to maintain the effectiveness of the New Registration Statement for so long as any Exchange Warrants remain outstanding. The Company shall provide the Holder with draft of the New Registration Statement, and all amendments and supplements thereto, not less than three (3) Business Days prior to filing and shall consider in good faith any comments provided by the Holder. The Company shall not file the New Registration Statement without the express written consent of the Holder, which consent shall not be unreasonably withheld, conditioned or delayed. All filing fees and expenses in connection with the New Registration Statement shall be the responsibility of the Company. The Company shall indemnify and hold harmless the Holder, its affiliates, and their respective officers, directors, partners, members, employees, agents and representatives, and each Person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), against any and all losses, claims, damages, liabilities, judgments, costs and expenses (including reasonable attorneys’ fees) to which they may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, judgments, costs or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the New Registration Statement or any amendment or supplement thereto, or any document incorporated by reference therein, or any prospectus included therein, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and relating to the offer or sale of any Exchange Warrant Shares pursuant to the New Registration Statement. The Company shall reimburse the Holder, and each such indemnified Person, for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, judgment, cost or expense as such expenses are incurred.

ARTICLE IV
MISCELLANEOUS

Section 4.1 Issuance of Form 6-K. Within one (1) Business Day from the Closing Date, the Company shall file a Report of Foreign Private Issuer on Form 6-K with the Commission disclosing all material terms of the Exchange (“Form 6-K”). From and after the filing date of Form 6-K, the Company represents to the Holder that it shall not be in possession of any material, nonpublic information received from the Company or any of its officers, directors, employees or agents, that is not disclosed in the Form 6-K, solely by virtue of its participation in the transactions contemplated by this Agreement. In addition, effective upon the filing of the Form 6-K, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company or any of its officers, directors, employees or agents, on the one hand, and the Holder or its respective affiliates, on the other hand, related to the transactions contemplated hereby or with respect to information shared in connection herewith shall terminate.

Section 4.2 Survival of Representations and Warranties. The agreements of the Company, as set forth herein, and the respective representations and warranties of the Holder and the Company as set forth herein in Articles II and III, respectively, shall survive the consummation of the transactions contemplated herein.

Section 4.3 Notice. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) with return receipt requested or sent by reputable overnight courier service (charges prepaid):

(a) if to the Holder, at its respective address set forth in the signature page hereto; and

(b) if to the Company, at its address, as follows:

Prenetics Global Limited
15 Enterprise Ste 250, PMB #2104
Aliso Viejo, California 92656
Attn: Stephen Lo, Chief Financial Officer
Email: stephen.lo@prenetics.com

with a copy (which shall not constitute notice) to:
Reed Smith LLP
200 South Biscayne Boulevard, Suite 2600
Southeast Financial Center
Miami, Florida 33131
Attention: Constantine Karides, Esq.; Michael S. Lee, Esq.
Email: ckarides@reedsmith.com; michael.lee@reedsmith.com

Each Party hereto by notice to the other Party may designate additional or different addresses for subsequent notices or communications. All notices and communications will be deemed to have been duly given (i) at the time delivered by hand, if personally delivered; (ii) five Business Days after being deposited in the mail, postage prepaid, if mailed; (iii) when receipt acknowledged, if transmitted by email; and (iv) the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

Section 4.4 Entire Agreement. This Agreement and the other documents and agreements executed in connection with the Exchange, embody the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the Parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.5 Assignment; Binding Agreement. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Parties and their successors and assigns. A Party cannot assign or otherwise transfer the benefit of this Agreement without the prior written consent of each other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided that the Holder can assign or otherwise transfer the benefit of this Agreement to any of its affiliates without the prior written consent of the Company.

Section 4.6 Time is of the Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

Section 4.7 Counterparts. This Agreement may be executed in multiple counterparts, and on separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereupon delivered by facsimile or in portable document format (.pdf) shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such Party.

Section 4.8 Remedies Cumulative. Except as otherwise provided herein, all rights and remedies of the Parties under this Agreement are cumulative and without prejudice to any other rights or remedies available at law.

Section 4.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall (i) limit, or be deemed to limit, in any way any right to serve process in any manner permitted by law, (ii) operate, or shall be deemed to operate, to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 4.10 No Third Party Beneficiaries or Other Rights. Nothing herein shall grant to or create in any person not a Party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder, and no such Party shall be entitled to sue any Party to this Agreement with respect thereto.

Section 4.11 Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the Parties. No waiver of any of the provisions or conditions of this Agreement or any of the rights of a Party hereto shall be effective or binding unless such waiver shall be in writing and signed by the Party claimed to have given or consented thereto. Except to the extent otherwise agreed in writing, no waiver of any term, condition or other provision of this Agreement, or any breach thereof shall be deemed to be a waiver of any other term, condition or provision or any breach thereof, or any subsequent breach of the same term, condition or provision, nor shall any forbearance to seek a remedy for any noncompliance or breach be deemed to be a waiver of a Party’s rights and remedies with respect to such noncompliance or breach.

Section 4.12 Word Meanings. The words such as “herein,” “hereof” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural, and vice versa, unless the context otherwise requires. The masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

Section 4.13 No Broker. Neither Party has engaged any third party as broker or finder or incurred or become obligated to pay any broker’s commission or finder’s fee in connection with the transactions contemplated by this Agreement other than such fees and expenses for which that particular Party shall be solely responsible.

Section 4.14 Further Assurances. The Holder and the Company each hereby agree to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, as either Party may reasonably request in connection with the transactions contemplated by this Agreement.

Section 4.15 Costs and Expenses. The Holder and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, the fees and expenses of their respective advisers, counsel, accountants and other experts, if any.

Section 4.16 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.17 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

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      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered as of the date first above written.

PRENETICS GLOBAL LIMITED
By:______________________________________ Name: Danny Yeung Title: Co-Founder and Chief Executive Officer

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, each of the undersigned have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

HOLDER’S NAME: [●]

By:
Name:
Title (if Holder is an entity):

Address (for Notice):

Existing Warrants:
Class A Warrants: ___________________
Class B Warrants; ___________________

Exchange Warrants: ___________________

[SIGNATURE PAGE TO WARRANT EXCHANGE AGREEMENT]

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